Exhibit 10.5

Loan # 06-075

GENERAL GUARANTY AND INDEMNITY AGREEMENT

THIS GENERAL GUARANTY AND INDEMNITY AGREEMENT (“Guaranty”), is made effective as of December 29, 2006, by the following persons in his or her individual capacities, whose addresses for purposes of this Guaranty are:

Guarantor Name	Guarantor Address
David Choo	62 1st Street, Fourth Floor, San Francisco California

(which persons are hereinafter individually and collectively referred to as the “Guarantor”) TO AND IN FAVOR OF CMR Mortgage Fund II, LLC, a California limited liability company and licensed California Finance Lender, as to an undivided 100% interest (the “Lender”), whose address for  purposes of this Agreement is 62 1st Street, Fourth Floor, San Francisco California  94105.

PRELIMINARY STATEMENT.  As of the date of this Guaranty, the Lender has loaned to California Mortgage and Realty, Inc. (“Borrower”) the principal sum of $5,400,000.00 (the “Loan”), which loan is evidenced by that certain Promissory Note of Borrower of even date herewith in the amount of the Loan, bearing interest at the rate per annum as specified therein (the note and all renewals, modifications and extensions of it are collectively referred to as the “Note”).  The Note is secured, without limitation, by that certain Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Financing Statement to and in favor of California Mortgage and Realty, Inc., as Trustee, for the benefit of Lender (the “Deed of Trust”), on certain real estate and personal property described therein (collectively, the “Mortgaged Property”) and the Other Security Documents (as defined in the Deed of Trust).  The Note, the Deed of Trust, the Other Security Documents and that certain Environmental Certificate and Indemnity Agreement dated as of the date hereof, made by Borrower and Henry Park in favor of the Lender (the “Environmental Indemnity) shall herein be collectively referred to as the “Loan Documents”.  The Guarantor will financially and otherwise benefit from the making of the Loan by the Lender to the Borrower.  It is a condition precedent to the making of the Loan by the Lender that the Guarantor shall have executed and delivered this Guaranty.

NOW, THEREFORE, in consideration of the premises and in order to induce the Lender to make the Loan, the Guarantor hereby agrees as follows:

1.             Indemnification.  The Guarantor hereby agrees, at its sole cost and expense, up to a maximum amount of Two Million Dollars ($2,000,000) to unconditionally indemnify, defend, and hold the Lender and its directors, officers, employees and agents harmless from and against any loss, liability, damage (whether direct or consequential), expenses, claims, penalties, fines, injunctions, suits, proceedings, disbursements or expenses (including, without limitation, attorneys’ and experts’ fees and disbursements and court costs), in connection with, or in any manner related or pertaining to, or as a result of the existence of any or all of the following:

(a)                                  Rents, tenant security or other deposits, insurance proceeds or condemnation awards which are not held, applied or paid over to the Lender in accordance with the terms of the Deed of Trust or the Other Security Documents;

(b)                                 Damages suffered by the Lender as a result of fraud or material misrepresentation by or on behalf of the Borrower in connection with the making or the servicing of the Loan;

(c)                                  Any diminution in value of the Mortgaged Property as a result of waste or willful damage to the Mortgaged Property caused or suffered by Borrower;

(d)                                 Real estate taxes, assessments, ground rents or other impositions required to be paid by Borrower by the terms of the Loan Documents;

(e)                                Premiums for policies of insurance required to be maintained under the terms of the Deed of Trust, and any loss, liability or damage suffered by the Lender as a result of the non-payment of such premiums;

(f)                                    Indebtedness, obligations or liabilities of Borrower under the Environmental Indemnity Provisions (as defined in the Deed of Trust) or Borrower under the Environmental Indemnity;

(g)                                 Court costs, attorneys’ fees and expenses and other direct expenses of the Lender incurred in connection with a default by Borrower in the payment or performance required under this Note, the Deed of Trust, the Environmental Indemnity or the Other Security Documents prior to foreclosure or deed in lieu of foreclosure by the Lender.

2.             Guaranty.  The Guarantor hereby agrees to guarantee the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of the Borrower’s indebtedness, obligations and liabilities to the Lender under the Loan Documents or arising by operation of law, individually and collectively sometimes referred to as the “Obligations.”  The Guarantor absolutely, unconditionally and unequivocally guarantees the payment and performance of the Obligations strictly in accordance with the terms of the Note, the Deed of Trust, this Guaranty and the other Loan Documents, regardless of any law, regulation or order now or later in effect in any jurisdiction affecting any of such terms or the rights of the Lender.  Notwithstanding the foregoing, the Guarantor’s guarantee of the Obligations shall be limited to a maximum amount of Two Million Dollars ($2,000,000).

3.             Rights of the Lender.  Guarantor authorizes the Lender to perform any of the following acts at any time in its sole discretion, all without notice to Guarantor and without affecting Guarantor’s obligations under this Guaranty:

(a)                                  The Lender may alter any terms of the Loan or any part of it, including renewing, compromising, extending or accelerating, or otherwise changing the time for payment of, or increasing or decreasing the rate of interest on, the Loan or any part of it.

(b)                                 The Lender may take and hold security for the Loan or this Guaranty, accept additional or substituted security for either, and subordinate, exchange, enforce, waive, release, compromise, fail to perfect and sell or otherwise dispose of any such security.

(c)                                  The Lender may direct the order and manner of any sale of all or any part of any security now or later to be held for the Loan or this Guaranty, and the Lender may also bid at any such sale.

(d)                                 The Lender may apply any payments or recoveries from Borrower, Guarantor or any other source, and any proceeds of any security, to Borrower’s obligations under the Loan Documents in such manner, order and priority as the Lender may elect, whether or not those obligations are guarantied by this Guaranty or secured at the time of the application.

(e)                                  The Lender may release Borrower of its liability for the Loan or any part of it.

(f)                                    The Lender may substitute, add or release any one or more guarantors or endorsers.

(g)                                 In addition to the Loan, the Lender may extend other credit to Borrower, and may take and hold security for the credit so extended, all without affecting Guarantor’s liability under this Guaranty.

4.             Guaranty to be Absolute.  Guarantor expressly agrees that until the Obligations are paid and performed in full (or until the obligations of Guarantor under this Guaranty are fully performed) and each and every term, covenant and condition of this Guaranty is fully performed, Guarantor shall not be released by or because of:

(a)                                  Any act or event that might otherwise discharge, reduce, limit or modify Guarantor’s obligations under this Guaranty;

(b)                                 Any waiver, extension, modification, forbearance, delay or other act or omission of the Lender, or its failure to proceed promptly or otherwise as against Borrower, Guarantor or any security;

(c)                                  Any action, omission or circumstance which might increase the likelihood that Guarantor may be called upon to perform under this Guaranty or which might affect the rights or remedies of Guarantor as against Borrower;

(d)                                 Any dealings occurring at any time between Borrower and the Lender, whether relating to the Loan or otherwise;

(e)                                  Any lack of validity or enforceability of the Note, the Deed of Trust or any other Loan Document or any other agreement or instrument relating thereto;

(f)                                    Any action of the Lender described in Paragraph 3 above; or

(g)                                 Any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrower, or Guarantor.

Guarantor hereby acknowledges that absent this Paragraph 4, Guarantor might have a defense to the enforcement of this Guaranty as a result of one or more of the foregoing acts, omissions, agreements, waivers or matters.  Guarantor hereby expressly waives and surrenders any defense to any liability under this Guaranty based upon any of such acts, omissions, agreements, waivers or matters.  It is the express intent of Guarantor that Guarantor’s obligations under this Guaranty are and shall be absolute, unconditional and irrevocable.

5.             Guarantor’s Waivers.  Guarantor waives:

(a)                                  All statutes of limitations as a defense to any action or proceeding brought against Guarantor by the Lender, to the fullest extent permitted by law;

(b)                                 Any right it may have to require the Lender to proceed against Borrower, proceed against or exhaust any security held from Borrower, or pursue any other remedy in the Lender’s power to pursue;

(c)                                  Any defense based on any claim that Guarantor’s obligations exceed or are more burdensome than those of Borrower;

(d)                                 Any defense based on: (i) any legal disability of Borrower, (ii) any release, discharge, modification, impairment or limitation of the liability of Borrower to the Lender from any cause, whether consented to by the Lender or arising by operation of law or from any bankruptcy or other voluntary or involuntary proceeding, in or out of court, for the adjustment of debtor-creditor relationships (hereinafter, an “Insolvency Proceeding”) and (iii) any rejection or disaffirmance of the Loan, or any part of it, or any security held for it, in any such Insolvency Proceeding;

(e)                                  Any defense based on any action taken or omitted by the Lender in any Insolvency Proceeding involving Borrower, including any election to have the Lender’s claim allowed as being secured, partially secured or unsecured, any extension of credit by the Lender to Borrower in any Insolvency Proceeding, and the taking and holding by the Lender of any security for any such extension of credit;

(f)                                    All promptness, diligence, presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, notices of acceptance of this Guaranty and of the existence, creation, or incurring of new or additional indebtedness, and demands and notices of every kind;

(g)                                 Any defense based on or arising out of any defense that Borrower may have to the payment or performance of the Loan or any part of it; and

(h)                                 Any defense based on or arising out of any action of the Lender described in Paragraphs 3 or 4 above.

6.             Waivers of Subrogation and Other Rights and Defenses.

(a)                                  Upon a default by Borrower, the Lender in its sole discretion, without prior notice to or consent of Guarantor, may elect to: (i) foreclose either judicially or nonjudicially against any real or personal property security it may hold for the Loan, (ii) accept a transfer of any such security in lieu of foreclosure, (iii) compromise or adjust the Loan or any part of it or make any other accommodation with Borrower or Guarantor, or (iv) exercise any other remedy against Borrower or any security.  No such action by the Lender shall release or limit the liability of Guarantor, who shall remain liable under this Guaranty after the action, even if the effect of the action is to deprive Guarantor of any subrogation rights, rights of indemnity, or other rights to collect reimbursement from Borrower for any sums paid to the Lender, whether contractual or arising by operation of law or otherwise.  Guarantor expressly agrees that under no circumstances shall it be deemed to have any right, title, interest or claim in or to any real or personal property to be held by the Lender or any third party after any foreclosure or transfer in lieu of foreclosure of any security for the Loan.

(b)                                 Regardless of whether Guarantor may have made any payments to the Lender, Guarantor hereby waives: (i) all rights of subrogation, indemnification, contribution, and any other rights to collect reimbursement from Borrower or any other party for any sums paid to the Lender, whether contractual or arising by operation of law (including the United States Bankruptcy Code or any successor or similar statute) or otherwise, (ii) all rights to enforce any remedy that the Lender may have against Borrower, and (iii) all rights to participate in any security now or later to be held by the Lender for the Loan.  The waivers given in this subsection 6(b) shall be effective until the Loan has been paid and performed in full.

(c)                                  Guarantor understands and acknowledges that if the Lender forecloses judicially or nonjudicially against any real property security for the Loan, that foreclosure could impair or destroy any ability that Guarantor may have to seek reimbursement, contribution or indemnification from Borrower or others based on any right Guarantor may have of subrogation, reimbursement, contribution or indemnification for any amounts paid by Guarantor under this Guaranty.  Guarantor further understands and acknowledges that in the absence of this Paragraph 6, such potential impairment or destruction of Guarantor’s rights, if any, may entitle Guarantor to assert a defense to this Guaranty based on Section 580d of the California Code of Civil Procedure as interpreted in Union Bank v. Gradsky, 265 Cal.App.2d 40 (1968).  By executing this Guaranty, Guarantor freely, irrevocably and unconditionally: i) waives and relinquishes that defense and agrees that Guarantor will be fully liable under this Guaranty even though the Lender may foreclose judicially or nonjudicially against any real property security for the Loan; ii) agrees that Guarantor will not assert that defense in any action or proceeding which the Lender may commence to enforce this Guaranty; iii) acknowledges and agrees that the rights and defenses waived by Guarantor under this Guaranty include any right or defense that Guarantor may have or be entitled to assert based upon or arising out of any one or more of Sections 580a, 580b, 580d or 726 of the California Code of Civil Procedure or Section 2848 of the California Civil Code; and iv) acknowledges and agrees that the Lender is relying on this waiver in making the Loan, and that this waiver is a material part of the consideration which the Lender is receiving for making the Loan.

INITIALS:___________

(d)                                 Guarantor waives any rights and defenses that are or may become available to Guarantor by reason of Sections 2787 to 2855, inclusive, and Sections 2899 and 3433, of the California Civil Code.

INITIALS:___________

(e)                                  Guarantor waives all rights and defenses that Guarantor may have because Borrower’s Loan is secured by real property.  This means, among other things:

(i)                                     The Lender may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower.

(ii)                                  If the Lender forecloses on any real property collateral pledged by Borrower:

(A)                              The amount of the Loan may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price.

(B)                                The Lender may collect from Guarantor even if the Lender, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower.

                                                This subsection 6(e) is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have because Borrower’s Loan is secured by real property.  These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure.

INITIALS:___________

(f)                                    Guarantor waives any right or defense it may have at law or equity, including California Code of Civil Procedure Section 580a, to a fair market value hearing or action to determine a deficiency judgment after a foreclosure.

INITIALS:___________

(g)                                 No provision or waiver in this Guaranty shall be construed as limiting the generality of any other provision or waiver contained in this Guaranty.

7.             Revival and Reinstatement.  If the Lender is required to pay, return or restore to Borrower or any other person any amounts previously paid on the Loan because of any Insolvency Proceeding of Borrower, any stop notice or any other reason, the obligations of Guarantor shall be reinstated and revived and the rights of the Lender shall continue with regard to such amounts, all as though they had never been paid.

8.             Information Regarding Borrower and the Property.  Before signing this Guaranty, Guarantor investigated the financial condition and business operations of Borrower, the present and former condition, uses and ownership of the Property, and such other matters as Guarantor deemed appropriate to assure itself of Borrower’s ability to discharge its obligations under the Loan Documents.  Guarantor assumes full responsibility for that due diligence, as well as for keeping informed of all matters that may affect Borrower’s ability to pay and perform its obligations to the Lender.  The Lender has no duty to disclose to Guarantor any information which the Lender may have or receive about Borrower’s financial condition or business operations, the condition or uses of the Property, or any other circumstances bearing on Borrower’s ability to perform.

9.             Subordination.  Any rights of Guarantor, whether now existing or later arising, to receive payment on account of any indebtedness (including interest) owed to it by Borrower or any subsequent owner of the Property, or to withdraw capital invested by it in Borrower, or to receive distributions from Borrower, shall at all times be subordinate as to lien and time of payment and in all other respects to the earlier of either the full and prior repayment to the Lender of the Loan or full performance of Guarantor of its obligations under this Guaranty.  Guarantor shall not be entitled to enforce or receive payment of any sums hereby subordinated and any such sums received in violation of this Guaranty shall be received by Guarantor in trust for the Lender.

10.           Guarantor’s Representations and Warranties.  Guarantor represents and warrants that:

(a)                                  All financial statements and other financial information furnished or to be furnished to the Lender are or will be true and correct and do or will fairly represent the financial condition of Guarantor (including all contingent liabilities);

(b)                                 All financial statements were or will be prepared in accordance with generally accepted accounting principles, or such other accounting principles as may be acceptable to the Lender at the time of their preparation, consistently applied; and

(c)                                  There has been no material adverse change in the business condition (financial or otherwise), operations, properties or prospects of Guarantor since the dates of the statements most recently furnished to the Lender.

11.           Events of Default.  the Lender may declare Guarantor to be in default under this Guaranty upon the occurrence of any of the following events (“Events of Default”):

(a)                                  Guarantor fails to perform any of its obligations under this Guaranty; or

(b)                                 Guarantor revokes this Guaranty or this Guaranty becomes ineffective for any reason; or

(c)                                  Any representation or warranty made or given by Guarantor to the Lender proves to be false or misleading in any material respect; or

(d)                                 Guarantor becomes insolvent or the subject of any Insolvency Proceeding; or

(e)                                  Guarantor (or any one of them) dies, and Borrower fails to, within sixty (60) days after such death, to provide the Lender with a replacement guarantor or guarantors acceptable to the Lender in the Lender’s reasonable discretion; or

(f)                                    Guarantor dissolves or liquidates, or any of these events happens to any of Guarantor’s general partners, or Guarantor’s trustor if Guarantor is a trust; or

(g)                                 Guarantor’s managing general partner or manager, if any as the case may be, ceases for any reason to act in that capacity, or if Guarantor is a trust, the trust is revoked or materially modified; or

(h)                                 Any material adverse change occurs, or is reasonably likely to occur, in Guarantor’s business condition (financial or otherwise), operations, properties or prospects, or ability to perform under this Guaranty.

12.           Authorization; No Violation.  Guarantor is authorized to execute, deliver and perform under this Guaranty, which is a valid and binding obligation of Guarantor.  No provision or obligation of Guarantor contained in this Guaranty violates any applicable law, regulation or ordinance, or any order or ruling of any court or governmental agency.  No such provision or obligation conflicts with, or constitutes a breach or default under, any agreement to which Guarantor is a party.  No consent, approval or authorization of or notice to any person or entity is required in connection with Guarantor’s execution of and obligations under this Guaranty.

13.           Additional and Independent Obligations.  Guarantor’s obligations under this Guaranty are in addition to its obligations under any other existing or future guaranties, each of which shall remain in full force and effect until it is expressly modified or released in a writing signed by the Lender.  Guarantor’s obligations under this Guaranty are independent of those of Borrower on the Loan.  The Lender may bring a separate action, or commence a separate reference or arbitration proceeding against Guarantor without first proceeding against Borrower, any other person or any security that the Lender may hold, and without pursuing any other remedy.  The Lender’s rights under this Guaranty shall not be exhausted by any action by the Lender until the Loan has been paid and performed in full.

14.           No Waiver; Consents; Cumulative Remedies.  Each waiver by the Lender must be in writing, and no waiver shall be construed as a continuing waiver.  No waiver shall be implied from the Lender’s delay in exercising or failure to exercise any right or remedy against Borrower, Guarantor or any security.  Consent by the Lender to any act or omission by Borrower or Guarantor shall not be construed as a consent to any other or subsequent act or omission, or as a waiver of the requirement for the Lender’s consent to be obtained in any future or other instance.  All remedies of the Lender against Borrower and Guarantor are cumulative.

15.           No Release.  Guarantor shall not be released from its obligations under this Guaranty except by a writing signed by the Lender.

16.           Heirs, Successors and Assigns; Participations.  The terms of this Guaranty shall bind and benefit the heirs, legal representatives, successors and assigns of the Lender and Guarantor; provided, however, that Guarantor may not assign this Guaranty, or assign or delegate any of its rights or obligations under this Guaranty, without the prior written consent of the Lender in each instance.  The Lender in its sole discretion may sell or assign participations or other interests in the Loan and this Guaranty, in whole or in part, all without notice to or the consent of Guarantor and without affecting Guarantor’s obligations under this Guaranty. Also without notice to or the consent of Guarantor, the Lender may disclose any and all information in its possession concerning Guarantor, this Guaranty and any security for this Guaranty to any actual or prospective purchaser of any securities issued or to be issued by the Lender, and to any actual or prospective purchaser or assignee of any participation or other interest in the Loan and this Guaranty.

17.           Notices.  Any notice, demand, statement, request, or consent made hereunder shall be in writing and shall be deemed given when hand delivered or within three (3) days of the date sent by certified mail, return receipt requested, or the next business day after the date sent by nationally recognized overnight mail or courier service to the address, as set forth above, of the party to whom such notice is to be given, or to such other address as Guarantor or the Lender, as the case may be, shall in like manner designate in writing.

18.           Rules of Construction.  In this Guaranty, the word “Borrower” includes both the named Borrower and any other person who at any time assumes or otherwise becomes primarily liable for all or any part of the obligations of the named Borrower on the Loan.  The word “person” includes any individual, company, trust or other legal entity of any kind.  If this Guaranty is executed by more than one person, the word “Guarantor” includes all such persons.  The word “include(s)” means “include(s), without limitation,” and the word “including” means “including, but not limited to.”  When the context and construction so require, all words used in the singular shall be deemed to have been used in the plural and vice versa.  No listing of specific instances, items or matters in any way limits the scope or generality of any language of this Guaranty.  All headings appearing in this Guaranty are for convenience only and shall be disregarded in construing this Guaranty.

19.           Governing Law.  This Guaranty shall be governed by, and construed in accordance with, the laws of the State of California, without giving effect to the conflict of laws provisions thereof.

20.           Costs and Expenses.  If any lawsuit, reference or arbitration is commenced which arises out of, or which relates to this Guaranty, the Loan Documents or the Loan, the prevailing party shall be entitled to recover from each other party such sums as the court, referee or arbitrator may adjudge to be reasonable attorneys’ fees (including allocated costs for services of in-house counsel) in the action or proceeding, in addition to costs and expenses otherwise allowed by law.  In all other situations, including any Insolvency Proceeding, Guarantor agrees to pay all of the Lender’s costs and expenses, including attorneys’ fees (including allocated costs for services of the Lender’s in-house counsel) which may be incurred in any effort to collect or enforce the Loan or any part of it or any term of this Guaranty.  From the time(s) incurred until paid in full to the Lender, all sums shall bear interest at the Default Rate, as defined in the Note.

21.           Consideration.  Guarantor acknowledges that it expects to benefit from the Lender’s extension of the Loan to Borrower because of its relationship to Borrower, and that it is executing this Guaranty in consideration of that anticipated benefit.

22.           Continuing Guaranty.  This Guaranty is a continuing Guaranty and shall:

(a)                                  Remain in full force and effect until payment in full of the Debt and the Obligations and all other amounts payable under this Guaranty;

(b)                                 Be binding upon the Guarantor, his heirs, legal representatives, successors and assigns; and

(c)                                  Inure to the benefit of and be enforceable by the Lender and its successors, transferees, and assigns.

All of the indebtedness, liabilities and obligations of the Borrower to the Lender shall be conclusively presumed to have been created in reliance on this Guaranty.

23.           Integration; Modifications.  This Guaranty (a) integrates all the terms and conditions mentioned in or incidental to this Guaranty, (b) supersedes all oral negotiations and prior writings with respect to its subject matter, and (c) is intended by Guarantor and the Lender as the final expression of the agreement with respect to the terms and conditions set forth in this Guaranty and as the complete and exclusive statement of the terms agreed to by Guarantor and the Lender.  No representation, understanding, promise or condition shall be enforceable against any party hereto unless it is contained in this Guaranty.  This Guaranty may not be modified except in a writing signed by both the Lender and Guarantor. No course of prior dealing, usage of trade, parol or extrinsic evidence of any nature shall be used to supplement, modify or vary any of the terms hereof.

24.           Credit Verification.  Each legal entity and individual obligated on this Guaranty, whether as a Guarantor, a general partner of a Guarantor or in any other capacity, hereby authorizes the Lender to check any credit references, verify his/her employment and obtain credit reports from credit reporting agencies of the Lender’s choice in connection with any monitoring, collection or future transaction concerning the Loan, including any modification, extension or renewal of the Loan.  Also in connection with any such monitoring, collection or future transaction, the Lender is hereby authorized to check credit references, verify employment and obtain a third party credit report for the spouse of any married person obligated on this Guaranty, if such person lives in a community property state.

25.           Obligations Joint and Several.  If Guarantor consists of more than one individual or entity, the indebtedness, liabilities, and obligations under this Guaranty shall be joint and several.  The Obligations of the Guarantor under this Guaranty and those of any other guarantor who may have guaranteed or who later guarantees all or any portion of the Obligations, are and will be joint and several.  The Lender may release or settle with one or more Guarantor or any other guarantor at any time without affecting the continuing liability of the remaining individual or entity comprising the Guarantor.

26.           Right of Setoff.  Upon the occurrence and during the continuance of any Event of Default, the Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Lender to or for the credit or the account of the Guarantor against any and all of the obligations of the Guarantor now or hereafter existing under this Guaranty, irrespective of whether or not the Lender shall have made any demand under this Guaranty and although such deposits, indebtedness or obligations may be unmatured or contingent.  The rights of the Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Lender may have.

27.           Consent to Jurisdiction.

(a)                                  THE GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE FEDERAL DISTRICT AND THE SUPERIOR COURT IN AND FOR THE STATE OF CALIFORNIA, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, AND THE GUARANTOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH COURTS.  THE GUARANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT GUARANTOR MAY EFFECTIVELY DO SO, THE DEFENSE OF ANY INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING.  THE GUARANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF COPIES OF THE SUMMONS AND COMPLAINT AND ANY OTHER PROCESS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO THE GUARANTOR TO GUARANTOR’S ADDRESSES SET FORTH ABOVE BY REGISTERED MAIL, RETURN RECEIPT REQUESTED, AND DEPOSITED IN THE U.S. MAILS.  THE GUARANTOR AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

(b)                                 Nothing in this Section shall affect the right of the Lender to serve legal process in any other manner permitted by law or affect the right of the Lender to bring any action or proceeding against the Guarantor or his property in the courts of any other jurisdictions.

28.           Miscellaneous.  The death or legal incapacity of any Guarantor shall not terminate the obligations of such Guarantor or any other Guarantor under this Guaranty, including its obligations with regard to future advances under the Loan Documents.  The illegality or unenforceability of one or more provisions of this Guaranty shall not affect any other provision.  Any Guarantor who is married agrees that the Lender may look to all of his or her community property and separate property to satisfy his or her obligations under this Guaranty.  This Guaranty and any attached consents or exhibits requiring signatures may be executed in counterparts, and all counterparts shall constitute but one and the same document. Time is of the essence in the performance of this Guaranty by Guarantor.

29.           Counsel:  Guarantor acknowledges that Guarantor has had adequate opportunity to carefully read this Guaranty and to consult with an attorney of Guarantor’s choice prior to signing it.

30.           Waiver of Jury Trial.  THE GUARANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY.

IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered as of the date first above written.

/s/ H. David Choo
David Choo, in an individual capacity